UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

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HCA Healthcare, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 1, 2020    HCA HEALTHCARE, INC.    HCA HEALTHCARE, INC. ATTN: CORPORATE SECRETARY ONE PARK PLAZA NASHVILLE, TN 37203    Meeting Information Meeting Type: Annual Meeting For holders as of: March 9, 2020 Date:    May 1, 2020                Time:    2:00 PM CDT Location: One Park Plaza Nashville, Tennessee 37203 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).    We encourage you to access and review all of the important information contained in the proxy materials before voting. proxy See the materials reverse and side voting of this instructions. notice to obtain    E97549-P33298

Before You Vote How to Access the Proxy Materials    Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT 2019 ANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting    a copy. Please choose one of the following methods to make your request:    1) BY INTERNET: www.proxyvote.com    2) BY TELEPHONE: 1-800-579-1639    3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 17, 2020 to facilitate timely delivery.    How To Vote Please Choose One of the Following Voting Methods    Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.    E97550-P33298

Voting Items The Board of Directors recommends you vote FOR the following director nominees: 1. Election of Directors Nominees: 1a. Thomas F. Frist III 1b. Samuel N. Hazen 1c. Meg G. Crofton 1d. Robert J. Dennis 1e. Nancy-Ann DeParle 1f. William R. Frist 1g. Charles O. Holliday, Jr. 1h. Michael W. Michelson 1i. Wayne J. Riley, M.D.    The proposals Board 2, of 3, Directors 4 and 5 recommends . you vote FOR 2. To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2020. 3. Advisory vote to approve named executive officer compensation. 4. To approve the 2020 Stock Incentive Plan for Key Employees of HCA Healthcare, Inc. and its Affiliates. 5. To approve an amendment to our amended and restated certificate of incorporation to allow stockholders owning an aggregate of 15% of our outstanding common stock to request special meetings of stockholders. The AGAINST Board proposal of Directors 6. recommends you vote 6. Stockholder proposal, if properly presented at the meeting, requesting that the Board of Directors take the steps necessary to allow stockholders to act by written consent. NOTE: In their discretion, the proxies are authorized to vote upon any other business that may properly come before the meeting or any postponement or adjournment thereof. E97551-P33298

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